SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2010
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-28275 (COMMISSION FILE NUMBER)	75-2837058 (IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
Underwriting Agreement
On May 24, 2010, PFSweb, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group, LLC, as representative of the underwriters identified in Schedule I thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 2,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $3.50 to the public, less an underwriting discount of $0.21 per share. The Underwriters also have an option to purchase up to 300,000 additional shares of Common Stock at the same price per share to cover over-allotments. The Public Offering is expected to close on May 28, 2010. The form of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein
The Common Stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-164971) that the Company filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, on February 18, 2010.
The Company is also filing as an exhibit to this Current Report an opinion and consent of Wolff & Samson PC, legal counsel to the Company, issued to the Company as to the validity of the shares of Common Stock being offered in the Public Offering.
Amendment to Rights Agreement
On May 24, 2010, the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent (the “Rights Agent”), entered into Amendment No. 2 to Rights Agreement, dated as of May 24, 2010 (the “Amendment”). The Amendment amends the Rights Agreement, dated as of June 8, 2000, between the Company and the Rights Agent, as amended by Amendment No. 1 thereto dated as of May 30, 2008 (as amended, the “Rights Agreement”).
The Amendment adds the following to the definition of “Acquiring Person” in the Rights Agreement: “Notwithstanding the foregoing, the Board of Directors may determine, in the exercise of its reasonable judgment, that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, shall not be deemed to be an “Acquiring Person,” provided, that, and for so long as (i) such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of not more than 23% of the Common Shares then outstanding and (ii) on or before the date upon which such Person would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, such Person, on behalf of or together with all Affiliates and Associates of such Person, shall have executed and delivered to the Company, and shall be bound by and subject to, a standstill agreement satisfactory in form and substance to the Board of Directors.”
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference
ITEM 3.03 Material Modification to Rights of Security Holders
The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.
ITEM 8.01 Other Events.
On May 24, 2010, the Company issued a press release announcing the public offering described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1. On May 25, 2010, the Company issued a press release announcing the pricing of the shares to be sold in the public offering described in Item 1.01, a copy of which is attached hereto as Exhibit 99.2.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
1.1	Form of Underwriting Agreement between the Company and Craig-Hallum Capital Group LLC, as representative of the underwriters identified in Schedule I thereto

Exhibit No.	Exhibit
4.1.	Amendment No. 2 to Rights Agreement, dated as of May 24, 2010 between the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.

5.1	Opinion of Wolff & Samson PC dated May 25, 2010

23.1	Consent of Wolff & Samson PC (included in Exhibit 5.1 hereto)

99.1	Press release dated May 24, 2010

99.2	Press release dated May 25, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: May 25, 2010	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Form of Underwriting Agreement between the Company and Craig-Hallum Capital Group LLC, as representative of the underwriters identified in Schedule I thereto

4.1.	Amendment No. 2 to Rights Agreement, dated as of May 24, 2010 between the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.

5.1	Opinion of Wolff & Samson PC dated May 25, 2010

23.1	Consent of Wolff & Samson PC (included in Exhibit 5.1 hereto)

99.1	Press release dated May 24, 2010

99.2	Press release dated May 25, 2010

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